UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21507

Wells Fargo Global Dividend Opportunity Fund

(Exact name of registrant as specified in charter)

525 Market St., San Francisco, CA 94105

(Address of principal executive offices) (Zip code)

C. David Messman

Wells Fargo Funds Management, LLC

525 Market St., San Francisco, CA 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-222-8222

Date of fiscal year end: October 31

Date of reporting period: October 31, 2016

ITEM 1. REPORT TO STOCKHOLDERS

Annual Report

October 31, 2016

Wells Fargo

Global Dividend Opportunity Fund (EOD)

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Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of October 31, 2016, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

2	Wells Fargo Global Dividend Opportunity Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Funds

For the 12-month reporting period, U.S. stocks returned 4.51% and utilities stocks returned 17.11%

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Global Dividend Opportunity Fund for the 12-month period that ended October 31, 2016. During this period, which began November 1, 2015, U.S. and international stock markets experienced heightened volatility, with intermittent rebounds interspersed with sell-offs; market fluctuations increased somewhat as the U.K.’s vote over whether to leave the European Union (E.U.) approached in June 2016. For the 12-month reporting period, U.S. stocks returned 4.51% and utilities stocks returned 17.11% (as represented, respectively, by the S&P 500 Index1 and the S&P 500 Utilities Index2). The U.S. economy displayed resilience throughout the period, although growth was somewhat sluggish amid ongoing pressures that included slowing growth in China, a strengthening U.S. dollar, and uncertainty regarding interest-rate increases by the U.S. Federal Reserve (Fed). International economies generally faced deeper ongoing challenges.

During the last two months of 2015, ongoing global concerns pressured economies and markets worldwide.

China’s slowdown, in particular, negatively affected many countries’ economies. Because China is the world’s largest importer of many commodities, a number of emerging markets—key commodities exporters—struggled under the dual strains of reduced demand and depressed prices for commodities. In December 2015, the Fed, as expected, raised its target interest rate by 25 basis points (bps; 100 bps equals 1.00%) after keeping it near zero for seven years. The move reflected confidence in the U.S. economy’s ability to stay healthy with less central-bank support. The Fed also clarified that future interest-rate increases would be gradual. Energy prices remained depressed during this period due to factors such as improved oil/natural gas extraction efficiency, lackluster industrial demand, and a warm start to the 2015-2016 heating season in the U.S. In this environment, utilities that are more sensitive to changing oil and natural gas prices tended to underperform investments in more stable, rate-based utilities (those that can charge customers rates that are set by regulatory action).

Market volatility increased globally in the first quarter of 2016.

Most stock markets worldwide declined sharply in the first six weeks of 2016 on concerns such as weak global growth, falling commodity prices, and uncertainty over the timing and impact of Fed interest-rate increases. As the quarter progressed, fears abated somewhat and global markets generally rallied back. The U.S. economy ended the quarter on a positive note as much of the quarter’s data reflected resiliency. With ongoing uncertainties about global growth and financial markets, however, the Fed held off from raising the target interest rate. Investors bid up the prices of utilities, which often are perceived as low-volatility, safe-haven stocks. Energy stocks gained modestly late in the quarter as oil prices began trending higher.

Worries over interest rates and the U.K.’s vote largely drove the markets during the second quarter of 2016.

U.S. stocks began the quarter in positive territory but plunged briefly in mid-May following comments by Fed officials noting that a June interest-rate increase remained on the table. Once investors had processed this information, stocks again rallied. But the first three weeks of June brought heightened volatility, spurred largely by a disappointing jobs report and uncertainty over whether the U.K. would remain in the E.U. The U.K.’s Brexit vote on June 23 shocked countries in Europe and much of the rest of the world. Stock markets plummeted as investors worried that the U.K.’s departure from the E.U. would slow global growth and prolong the low-interest-rate environment. Following the initial rout, however, U.S. stocks rallied as investors seemed to decide that any negative effects would be more

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]	The S&P 500 Utilities Index is a market-value-weighted index that measures the performance of all stocks within the utilities sector of the S&P 500 Index. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Global Dividend Opportunity Fund	3

localized and not create a serious risk for global growth. In contrast with the broader market, utilities stocks generally benefited in June, as investors turned more risk averse, and outperformed the overall market for the quarter.

Utilities stocks weakened in the third quarter of 2016 but delivered better results in October.

The overall rally in U.S. stocks that began near the end of the second quarter continued into early July. U.S. stocks then generally continued to move upward at a more moderate pace, reaching a quarterly peak in August before the upward momentum started to lose some steam. Markets worldwide have been supported to varying degrees by accommodative policies from leading central banks; as a result, investors have watched closely for any signs that global central banks might tighten their measures. Although many U.S. investors had doubted the Fed would increase interest rates in September, comments by several Fed officials in early September raised concerns, sending stock and bond prices downward. However, immediately following the Fed’s September 20 meeting, U.S. stocks surged on news that the Fed had decided to leave short-term interest rates unchanged for the time being and had signaled its intention to make a rate increase by year-end. In contrast with the upward trend within the broader market, investors generally shifted away from lower-volatility, higher-dividend-yielding stocks, such as those within the utilities and telecommunication services sectors, during the quarter and displayed renewed interest in economically sensitive companies perceived to have more attractive growth prospects. In October, U.S. stocks overall tended to lose some steam, perhaps due partly to increased uncertainty regarding the approaching general election, while utilities stocks gained back some ground lost during the third quarter.

Don’t let short-term uncertainty derail long-term investment goals. Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Funds

We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Notice to shareholders

On November 23, 2016, the Fund announced an extension of its open-market share repurchase program (the “Buyback Program”). Under the extended Buyback Program, the Fund may repurchase up to 10% of its outstanding shares during the period beginning December 17, 2016, ending December 31, 2017. The Fund’s Board of Trustees has delegated to Wells Fargo Funds Management, LLC, the Fund’s adviser, discretion to administer the Buyback Program including the determination of the amount and timing of repurchases in accordance with the best interests of the Fund and subject to applicable legal limitations.

For further information about your Fund, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

4	Wells Fargo Global Dividend Opportunity Fund	Performance highlights (unaudited)

Investment objective

The Fund’s primary investment objective is to seek a high level of current income. The Fund’s secondary objective is long-term growth of capital.

Adviser

Wells Fargo Funds Management, LLC

Subadvisers

Crow Point Partners, LLC

Wells Capital Management Incorporated

Portfolio managers

Kandarp Acharya, CFA®, FRM

Christian L. Chan, CFA®

Timothy P. O’Brien, CFA®

Average annual total returns (%) as of October 31, 20161

	1 Year	5 Year	Since inception 3-28-2007
Based on market value	(3.40)	2.62	(1.46)
Based on net asset value (NAV)	(3.68)	4.52	0.72
Global Dividend Opportunity Blended Index[2]	3.97	7.97	3.60

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the sales of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Performance figures of the Fund do not reflect brokerage commissions that a shareholder would pay on the purchase and sale of shares. If taxes and such brokerage commissions had been reflected, performance would have been lower. To obtain performance information current to the most recent month-end, please call
1-800-222-8222.

The Fund’s expense ratio for the year ended October 31, 2016, was 1.09%.

Comparison of NAV vs. market value since inception[3]

Derivatives involve risks, including interest-rate risk, credit risk, the risk of improper valuation, and the risk of non-correlation to the relevant instruments they are designed to hedge or closely track. There are numerous risks associated with transactions in options on securities and/or indexes. As a writer of an index call option, the Fund forgoes the opportunity to profit from increases in the values of securities held by the Fund. However, the Fund has retained the risk of loss (net of premiums received) should the price of the Fund’s portfolio securities decline. Similar risks are involved with writing call options or secured put options on individual securities and/or indexes held in the Fund’s portfolio. This combination of potentially limited appreciation and potentially unlimited depreciation over time may lead to a decline in the net asset value of the Fund. The Fund’s dividend capture strategy may lead to a similar result. Dividend capture strategies involve the Fund purchasing a stock before an ex-dividend date so it becomes entitled to the dividend and then typically selling the stock on or after the stock’s ex-dividend date. Any decline in the value of the stock reflecting the dividend payment may over time lead to a decline in the net asset value of the Fund. Dividend capture also increases the portfolio turnover rate and related transaction costs of the Fund. Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability, and foreign currency fluctuations. Risks of foreign investing are magnified in emerging or developing markets. Small- and mid-cap securities may be subject to special risks associated with narrower product lines and limited financial resources compared with their large-cap counterparts, and, as a result, small- and mid-cap securities may decline significantly in market downturns and may be more volatile than those of larger companies due to their higher risk of failure. High-yield, lower-rated bonds may contain more risk due to the increased possibility of default. Illiquid securities may be subject to wide fluctuations in market value. The Fund may be subject to significant delays in disposing of illiquid securities. Accordingly, the Fund may be forced to sell these securities at less than fair market value or may not be able to sell them when the adviser or subadviser believes that it is desirable to do so. This closed-end fund is no longer available as an initial public offering and is only offered through broker/dealers on the secondary market. A closed-end fund is not required to buy its shares back from investors upon request.

Please see footnotes on page 6.

Performance highlights (unaudited)	Wells Fargo Global Dividend Opportunity Fund	5

MANAGERS’ DISCUSSION

The Fund’s return based on market value was (3.40)% for the 12-month period that ended October 31, 2016. During the same period, the Fund’s return based on its net asset value (NAV) was (3.68)%. Based on its NAV return, the Fund underperformed relative to the Global Dividend Opportunity Blended Index, which returned 3.97%.

Overview

Early in 2016, the Fund’s exposure to U.S. stocks versus international stocks was fairly balanced, with only a slightly larger international allocation. However, beginning in May, the Fund’s allocation to international stocks was increased through the remainder of the reporting period. Although we did reduce U.K.-based positions significantly in advance of the Brexit referendum, hindsight tells us that we should have exited the U.K. entirely. We hold this view not so much because U.K. stocks performed poorly, as the U.K.’s post-Brexit sell-off lasted only several days, but primarily because the decline in the British pound versus the U.S. dollar more than offset the positive impact of the subsequent rally in stocks.

U.S. economic growth improved throughout the reporting period while growth in Europe (excluding the U.K. and Ireland) and Japan generally stayed flat. Although U.S. employment improved, labor-force participation slid to levels last seen in the 1970s. U.S. jobs growth remained anemic, stuck around 170,000 jobs added per month, which was a slight decline compared with the previous reporting period’s average monthly jobs growth. In Europe and Japan, despite massive monetary stimulus, recovery remained elusive following several years of recessionary economic conditions. Internationally, the Fund maintained a modestly higher exposure to Europe-based stocks in our anticipation of European economic improvement.

During the period, new stock positions added to the Fund included Acciona, S.A.; Chunghwa Telecom Company, Ltd.; CenturyLink, Incorporated; Assicurazioni Generali S.p.A.; and Syntel, Incorporated. The following stock positions were eliminated from the Fund during the period: Enbridge Incorporated; Veresen Incorporated; Cellcom Israel Limited; Ashford Hospitality Prime, Incorporated; and Jernigan Capital, Incorporated.

Within the Fund’s option-overlay sleeve, there has been no change to the option-writing strategy. As part of our process, we continue to evaluate market-specific option premiums in various markets and write only when the rewards in our view are potentially commensurate with the corresponding risks.

Ten largest holdings (%) as of October 31, 2016[4]
Enagas SA	5.76
Acciona SA	5.73
Red Electrica Corporacion SA	5.58
Enel SpA	5.40
Orange SA	5.27
Assicurazioni Generali SpA	5.19
Chunghwa Telecom Company Limited ADR	5.14
Terna SpA	4.10
Chatham Lodging Trust	3.55
Deutsche Post AG	3.11

Sector distribution as of October 31, 2016[5]

Detractors from performance

On an absolute basis, performance detractors included exposure to the British pound and to the euro. A number of Fund holdings also detracted from results, including Chatham Lodging Trust; Jernigan Capital; Northstar Realty Finance Corporation; Red Electrica de Espana; and Syntel. Chatham Lodging was challenged by investor concerns that the hotel cycle was peaking. Jernigan, a promising initial public offering (IPO), declined due to weak performance during the period. Northstar agreed to be acquired by Colony Capital, Incorporated, after encountering difficulties in implementing its business plan. Syntel paid a substantial special dividend in October and subsequently released a weak earnings report that caused the company’s stock price to sink.

Contributors to performance

On an absolute basis, performance contributors included Acciona; Physicians Realty Trust; PNM Resources, Incorporated; Preferred Apartment Communities, Incorporated; Shenandoah Telecommunications Company; Spark Energy, Incorporated; and Summit Hotel Properties, Incorporated. Physicians Realty, a real estate investment trust (REIT) that acquires and owns medical-office properties

Please see footnotes on page 6.

6	Wells Fargo Global Dividend Opportunity Fund	Performance highlights (unaudited)

and other health care-oriented real estate, was added to the Fund at its 2013 IPO and has executed soundly ever since. Shenandoah, which is primarily a wireless company that operates a portion of Sprint Corporation’s network, also has a burgeoning cable-TV business that grew through Shenandoah’s acquisition of undercapitalized cable systems that were subsequently improved through accelerated capital investment. Summit, a select-service hotel REIT, has been recovering well from miscues made several years ago.

Country allocation as of October 31, 2016[5]

Outlook

We currently are seeing what appears to be a modest but reasonably solid economic recovery in the U.S. While stronger economic growth would be positive for the economy and for stock investors, stronger economic growth also could trigger rising interest rates as monetary stimulus is withdrawn. This sequence of events potentially would be a headwind for preferred stocks and higher-dividend-yielding common stocks, such as utilities.

[1]	Total returns based on market value are calculated assuming a purchase of common stock on the first day and sale on the last day of the period reported. Total returns based on NAV are calculated based on the NAV at the beginning of the period and end of the period. Dividends and distributions, if any, are assumed for the purposes of these calculations to be reinvested at prices obtained under the Fund’s Automatic Dividend Reinvestment Plan.

[2]	Source: Wells Fargo Funds Management, LLC. The Global Dividend Opportunity Blended Index is weighted 65% Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) Index (Net) and 35% BofA Merrill Lynch Core Fixed Rate Preferred Securities Index. The MSCI AWCI Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI Index (Net) consists of 46 country indexes comprising 23 developed and 23 emerging markets country indexes. The developed markets country indexes included are Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. The emerging markets country indexes included are Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and United Arab Emirates. The BofA Merrill Lynch Core Fixed Rate Preferred Securities Index tracks the performance of fixed rate U.S. dollar denominated preferred securities issued in the U.S. domestic market. You cannot invest directly in an index.

[3]	This chart does not reflect any brokerage commissions charged on the purchase and sale of the Fund’s common stock. Dividends and distributions paid by the Fund are included in the Fund’s average annual total returns but have the effect of reducing the Fund’s NAV.

[4]	The ten largest holdings, excluding cash and cash equivalents, are calculated based on the value of the securities divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[5]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

Portfolio of investments—October 31, 2016	Wells Fargo Global Dividend Opportunity Fund	7

Security name	Shares	Value

Common Stocks: 75.87%

France: 5.61%
Orange SA (Telecommunication Services, Diversified Telecommunication Services)	1,000,000	$15,752,716
Veolia Environnement SA (Utilities, Multi-Utilities)	46,900	1,023,512

		16,776,228

Germany: 3.11%
Deutsche Post AG (Industrials, Air Freight & Logistics)	300,000	9,296,847

Italy: 18.87%
Assicurazioni Generali SpA (Financials, Insurance)	1,200,000	15,504,625
Enel SpA (Utilities, Electric Utilities)	3,750,000	16,136,929
Eni SpA (Energy, Oil, Gas & Consumable Fuels)	50,000	725,064
Hera SpA (Utilities, Multi-Utilities)	2,000,000	5,115,516
Poste Italiane SpA (Financials, Insurance)	1,000,000	6,657,855
Terna SpA (Utilities, Electric Utilities)	2,500,000	12,245,404

		56,385,393

Spain: 17.08%
Acciona SA (Utilities, Electric Utilities)	225,000	17,126,551
Enagas SA (Utilities, Gas Utilities)	600,000	17,223,702
Red Electrica Corporacion SA (Utilities, Electric Utilities)	800,000	16,690,195

		51,040,448

Taiwan: 5.14%
Chunghwa Telecom Company Limited ADR (Telecommunication Services, Diversified Telecommunication Services)	450,000	15,367,500

United Kingdom: 5.18%
Pennon Group plc (Utilities, Water Utilities)	100,000	1,021,429
SSE plc (Utilities, Electric Utilities)	200,000	3,894,770
Severn Trent plc (Utilities, Water Utilities)	250,000	7,123,684
United Utilities Group plc (Utilities, Water Utilities)	300,000	3,451,682

		15,491,565

United States: 20.88%
Armada Hoffler Properties Incorporated (Real Estate, Equity REITs)	10,000	134,300
Ashford Hospitality Trust Incorporated (Real Estate, Equity REITs)	20,000	482,000
Bluerock Residential Growth REIT Incorporated (Real Estate, Equity REITs)	60,000	1,495,200
CenturyLink Incorporated (Telecommunication Services, Diversified Telecommunication Services)	219	5,821
Chatham Lodging Trust (Real Estate, Equity REITs)	600,000	10,620,000
Chimera Investment Corporation (Financials, Mortgage REITs)	25,000	625,000
CorEnergy Infrastructure Trust Incorporated (Real Estate, Equity REITs)	18,000	487,440
Equinix Incorporated (Real Estate, Equity REITs)	2,427	867,119
Frontier Communications Corporation (Telecommunication Services, Diversified Telecommunication Services)	1,000,000	4,020,000
Landmark Infrastructure Partners LP (Real Estate, Real Estate Management & Development)	10,000	165,500
NorthStar Asset Management Group Incorporated (Financials, Capital Markets)	62,500	856,250
NorthStar Realty Europe Corporation (Real Estate, Equity REITs)	22,916	226,639
NorthStar Realty Finance Corporation (Real Estate, Equity REITs)	68,750	998,250
Physicians Realty Trust (Real Estate, Equity REITs)	275,000	5,436,750
PNM Resources Incorporated (Utilities, Electric Utilities)	100,000	3,285,000

The accompanying notes are an integral part of these financial statements.

8	Wells Fargo Global Dividend Opportunity Fund	Portfolio of investments—October 31, 2016

Security name			Shares	Value

United States (continued)
Preferred Apartment Communities Incorporated Series A (Real Estate, Equity REITs)			150,000	$1,953,000
PS Business Parks Incorporated (Real Estate, Equity REITs)			10,000	249,500
Public Storage (Real Estate, Equity REITs)			30,000	727,200
SCANA Corporation (Utilities, Multi-Utilities)			50,000	3,668,000
Shenandoah Telecommunications Company (Telecommunication Services, Wireless Telecommunication Services)			350,000	9,240,000
Spark Energy Incorporated Class A (Utilities, Electric Utilities)			201,700	4,881,140
Summit Hotel Properties Incorporated (Real Estate, Equity REITs)			397,833	5,167,851
Syntel Incorporated (Information Technology, IT Services)			100,000	2,010,000
Verizon Communications Incorporated (Telecommunication Services, Diversified Telecommunication Services)			100,000	4,810,000

				62,411,960

Total Common Stocks (Cost $214,663,296)				226,769,941

	Interest rate	Maturity date	Principal
Convertible Debentures: 0.00%

United States: 0.00%
Energy & Exploration Partners Incorporated (Energy, Oil, Gas & Consumable Fuels) (i)(s)144A	8.00%	7-1-2019	$5,000,000	5,000

Total Convertible Debentures (Cost $5,000,000)				5,000

Corporate Bonds and Notes: 1.28%

United States: 1.28%
BreitBurn Energy Partners LP (Energy, Oil, Gas & Consumable Fuels) (s)	8.63	10-15-2020	5,680,000	3,805,600

Total Corporate Bonds and Notes (Cost $4,898,954)				3,805,600

	Dividend yield		Shares
Preferred Stocks: 15.06%

Marshall Islands: 7.01%
Diana Shipping Incorporated (Industrials, Marine)	8.50		150,000	3,292,500
Navios Maritime Holdings Incorporated (Industrials, Marine)	8.63		59,000	343,970
Safe Bulkers Incorporated (Industrials, Marine)	8.00		50,000	750,000
Scorpio Bulkers Incorporated (Industrials, Marine)	7.75		105,000	2,250,150
Scorpio Tankers Incorporated (Energy, Oil, Gas & Consumable Fuels)	6.75		40,000	918,800
Scorpio Tankers Incorporated (Energy, Oil, Gas & Consumable Fuels)	7.50		223,707	5,639,653
Seaspan Corporation (Industrials, Marine)	6.38		213,600	5,416,896
Seaspan Corporation Series E (Industrials, Marine)	8.25		68,255	1,655,184
Seaspan Corporation Series H (Industrials, Marine)	7.88		30,000	688,500

				20,955,653

Monaco: 0.22%
GasLog Limited Series A (Energy, Oil, Gas & Consumable Fuels)	8.75		25,000	655,500

United States: 7.83%
Arlington Asset Investment Corporation (Financials, Capital Markets)	6.63		100,040	2,370,948
Arlington Asset Investment Corporation (Financials, Capital Markets)	6.75		3,000	69,840
Ashford Hospitality Prime Incorporated (Real Estate, Equity REITs)	5.50		11,000	249,260

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—October 31, 2016	Wells Fargo Global Dividend Opportunity Fund	9

Security name	Dividend yield		Shares	Value

United States (continued)
Ashford Hospitality Trust Incorporated (Real Estate, Equity REITs)	7.38%		74,736	$1,810,853
Aspen Insurance Holdings Limited (Financials, Insurance)	5.63		53,000	1,355,210
Axis Capital Holdings Incorporated (Financials, Insurance)	5.50		20,000	500,000
B Riley Financial Incorporated (Financials, Capital Markets)	7.50		100,000	2,500,000
City Office REIT Incorporated (Real Estate, Equity REITs)	6.63		50,000	1,245,000
Dominion Resources Incorporated (Utilities, Multi-Utilities)	5.25		100,000	2,493,000
Eagle Point Credit Company Incorporated (Financials, Capital Markets)	7.00		25,000	638,750
Eagle Point Credit Company Incorporated (Financials, Capital Markets)	7.75		5,000	127,600
Gastar Exploration Incorporated Series B (Energy, Oil, Gas & Consumable Fuels)	10.75		56,900	870,570
GreenHunter Resources Incorporated Series C (Energy, Energy Equipment & Services) †	10.00		61,786	5,258
Landmark Infrastructure Partners LP (Real Estate, Real Estate Management & Development)	7.90		10,000	255,000
Landmark Infrastructure Partners LP (Real Estate, Real Estate Management & Development)	8.00		25,000	638,750
Medley LLC (Financials, Diversified Financial Services)	6.88		120,000	2,908,800
People’s United Financial Incorporated (Financials, Banks) ±	2.61		2,000	52,200
Qwest Corporation (Telecommunication Services, Diversified Telecommunication Services)	6.50		70,000	1,780,800
Qwest Corporation (Telecommunication Services, Diversified Telecommunication Services)	6.63		40,000	1,022,400
United States Cellular Corporation (Telecommunication Services, Wireless Telecommunication Services)	7.25		95,000	2,518,450

				23,412,689

Total Preferred Stocks (Cost $49,088,353)				45,023,842

		Expiration date
Rights: 0.00%

United States: 0.00%
Safeway Casa Ley Contingent Value Rights (Consumer Staples, Food & Staples Retailing) †(a)(i)		1-30-2019	750,000	1
Safeway PDC LLC Contingent Value Rights (Consumer Staples, Food & Staples Retailing) †(a)(i)		1-30-2017	750,000	1

Total Rights (Cost $795,000)				2

Warrants: 0.00%

United States: 0.00%
GreenHunter Water LLC (Energy, Energy Equipment & Services) †(a)		12-31-2049	96,112	560

Total Warrants (Cost $0)				560

	Yield
Short-Term Investments: 3.91%

Investment Companies: 3.91%
Wells Fargo Government Money Market Fund Select Class (l)(u)	0.32		11,698,551	11,698,551

Total Short-Term Investments (Cost $11,698,551)				11,698,551

Total investments in securities (Cost $286,144,154) *	96.12%	287,303,496
Other assets and liabilities, net	3.88	11,610,869

Total net assets	100.00%	$298,914,365

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Global Dividend Opportunity Fund	Portfolio of investments—October 31, 2016

(s)	The security is currently in default with regards to scheduled interest and/or principal payments. The Fund has stopped accruing interest on the security.

(i)	Illiquid security for which the designation as illiquid is unaudited.

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

†	Non-income-earning security

±	Variable rate investment. The rate shown is the rate in effect at period end.

(a)	The security is fair valued in accordance with procedures approved by the Board of Trustees.

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $285,725,361 and unrealized gains (losses) consists of:

Gross unrealized gains	$29,600,208
Gross unrealized losses	(28,022,073)

Net unrealized gains	$1,578,135

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—October 31, 2016	Wells Fargo Global Dividend Opportunity Fund	11

Assets
Investments
In unaffiliated securities, at value (cost $274,445,603)	$275,604,945
In affiliated securities, at value (cost $11,698,551)	11,698,551

Total investments, at value (cost $286,144,154)	287,303,496
Foreign currency, at value (cost $10,621,777)	10,373,599
Receivable for investments sold	3,091,445
Receivable for dividends	1,748,552
Prepaid expenses and other assets	4,387

Total assets	302,521,479

Liabilities
Payable for investments purchased	3,000,000
Payable for Fund shares repurchased	248,520
Advisory fee payable	243,140
Administration fee payable	12,797
Accrued expenses and other liabilities	102,657

Total liabilities	3,607,114

Total net assets	$298,914,365

NET ASSETS CONSIST OF
Paid-in capital	$667,514,301
Undistributed net investment income	1,123,224
Accumulated net realized losses on investments	(370,671,516)
Net unrealized gains on investments	948,356

Total net assets	$298,914,365

NET ASSET VALUE PER SHARE
Based on $298,914,365 divided by 45,913,423 shares issued and outstanding (unlimited shares authorized)	$6.51

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Global Dividend Opportunity Fund	Statement of operations—year ended October 31, 2016

Investment income
Dividends (net of foreign withholding taxes of $2,378,734)	$32,966,035
Income from affiliated securities	54,078

Total investment income	33,020,113

Expenses
Advisory fee	3,108,259
Administration fee	163,593
Custody and accounting fees	62,984
Professional fees	92,113
Shareholder report expenses	73,893
Trustees’ fees and expenses	21,931
Transfer agent fees	31,136
Other fees and expenses	5,191

Total expenses	3,559,100

Net investment income	29,461,013

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Unaffiliated securities	(53,605,216)
Written options	48,671

Net realized losses on investments	(53,556,545)

Net change in unrealized gains (losses) on:
Unaffiliated securities	3,375,536
Written options	(60,531)

Net change in unrealized gains (losses) on investments	3,315,005

Net realized and unrealized gains (losses) on investments	(50,241,540)

Net decrease in net assets resulting from operations	$(20,780,527)

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo Global Dividend Opportunity Fund	13

	Year ended October 31, 2016	Year ended October 31, 2015

Operations
Net investment income	$29,461,013	$33,476,270
Net realized losses on investments	(53,556,545)	(28,455,849)
Net change in unrealized gains (losses) on investments	3,315,005	(21,892,602)

Net decrease in net assets resulting from operations	(20,780,527)	(16,872,181)

Distributions to shareholders from
Net investment income	(28,078,795)	(30,622,769)
Tax basis return of capital	0	(4,773,025)

Total distributions to shareholders	(28,078,795)	(35,395,794)

Capital share transactions
Cost of shares repurchased	(19,215,622)	0

Total decrease in net assets	(68,074,944)	(52,267,975)

Net assets
Beginning of period	366,989,309	419,257,284

End of period	$298,914,365	$366,989,309

Undistributed (overdistributed) net investment income	$1,123,224	$(3,851)

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Global Dividend Opportunity Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended October 31
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$7.47	$8.53	$8.40	$8.25	$8.92
Net investment income	0.62	0.68	0.78	0.84	0.91
Net realized and unrealized gains (losses) on investments	(1.09)	(1.02)	0.07	0.15	(0.46)

Total from investment operations	(0.47)	(0.34)	0.85	0.99	0.45
Distributions to shareholders from
Net investment income	(0.59)	(0.62)	(0.72)	(0.83)	(0.86)
Tax basis return of capital	0.00	(0.10)	0.00	(0.01)	(0.26)

Total distributions to shareholders	(0.59)	(0.72)	(0.72)	(0.84)	(1.12)
Anti-dilutive effect of shares repurchased	0.10	0.00	0.00	0.00	0.00
Net asset value, end of period	$6.51	$7.47	$8.53	$8.40	$8.25
Market value, end of period	$5.54	$6.33	$7.96	$7.56	$7.98
Total return based on market value[1]	(3.40)%	(11.80)%	15.29%	5.55%	9.79%
Ratios to average net assets (annualized)
Net expenses	1.09%	1.10%	1.07%	1.08%	1.08%
Net investment income	9.00%	8.52%	9.02%	10.26%	10.82%
Supplemental data
Portfolio turnover rate	134%	141%	76%	163%	93%
Net assets, end of period (000s omitted)	$298,914	$366,989	$419,257	$412,920	$405,457

[1]	Total return is calculated assuming a purchase of common stock on the first day and sale on the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of these calculations to be reinvested at prices obtained under the Fund’s Automatic Dividend Reinvestment Plan. Total return does not reflect brokerage commissions that a shareholder would pay on the purchase and sale of shares.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo Global Dividend Opportunity Fund	15

1. ORGANIZATION

The Wells Fargo Global Dividend Opportunity Fund (the “Fund”) was organized as a statutory trust under the laws of the state of Delaware on December 21, 2006 and is registered as a diversified closed-end management investment company under the Investment Company Act of 1940, as amended. As an investment company, the Fund follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities and options that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, the prior day’s price will be deemed “stale” and a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Non-listed options are valued at the evaluated price provided by an independent pricing service or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”).

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures approved by the Board of Trustees of the Fund are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in net asset values that are higher or lower than net asset values based on the last reported sales price or latest quoted bid price. On October 31, 2016, such fair value pricing was not used in pricing foreign securities.

Debt securities are valued at the evaluated bid price provided by an independent pricing service or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Investments in registered open-end investment companies are valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer

16	Wells Fargo Global Dividend Opportunity Fund	Notes to financial statements

quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Management Valuation Team. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.

Options

The Fund is subject to equity price risk and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may write covered call options or secured put options on individual securities and/or indexes. When the Fund writes an option, an amount equal to the premium received is recorded as a liability and is subsequently adjusted to the current market value of the written option. Premiums received from written options that expire unexercised are recognized as realized gains on the expiration date. For exercised options, the difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in calculating the realized gain or loss on the sale. If a put option is exercised, the premium reduces the cost of the security purchased. The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the security and/or index underlying the written option.

The Fund may also purchase call or put options. Premiums paid are included in the Statement of Assets and Liabilities as investments, the values of which are subsequently adjusted based on the current market values of the options. Premiums paid for purchased options that expire are recognized as realized losses on the expiration date. Premiums paid for purchased options that are exercised or closed are added to the amount paid or offset against the proceeds received for the underlying security to determine the realized gain or loss. The risk of loss associated with purchased options is limited to the premium paid.

Options traded on an exchange are regulated and terms of the options are standardized. Purchased options traded over-the-counter expose the Fund to counterparty risk in the event the counterparty does not perform. This risk can be mitigated by having a master netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the custodian verifies the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Notes to financial statements	Wells Fargo Global Dividend Opportunity Fund	17

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent differences causing such reclassifications are due to expiration of capital loss carryforwards and foreign currency transactions. At October 31, 2016, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Paid-in capital	Undistributed net investment income	Accumulated net realized losses on investments
$(164,387,595)	$(255,143)	$164,642,738

Capital loss carryforwards that do not expire are required to be utilized prior to capital loss carryforwards that expire. As of October 31, 2016, capital loss carryforwards available to offset future net realized capital gains were as follows through the indicated expiration dates:

		No expiration
2017	2018	Short-term	Long-term
$193,644,982	$17,121,810	$105,475,533	$55,021,317

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

18	Wells Fargo Global Dividend Opportunity Fund	Notes to financial statements

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of October 31, 2016:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Common stocks
France	$16,776,228	$0	$0	$16,776,228
Germany	9,296,847	0	0	9,296,847
Italy	56,385,393	0	0	56,385,393
Spain	51,040,448	0	0	51,040,448
Taiwan	15,367,500	0	0	15,367,500
United Kingdom	15,491,565	0	0	15,491,565
United States	62,411,960	0	0	62,411,960

Convertible debentures	0	5,000	0	5,000

Corporate bonds and notes	0	3,805,600	0	3,805,600

Preferred stocks
Marshall Islands	17,663,153	3,292,500	0	20,955,653
Monaco	655,500	0	0	655,500
United States	20,912,689	2,500,000	0	23,412,689

Rights
United States	0	2	0	2

Warrants
United States	0	560	0	560

Short-term investments
Investment companies	11,698,551	0	0	11,698,551
Total assets	$277,699,834	$9,603,662	$0	$287,303,496

The Fund recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. Fair value pricing that was used in pricing certain foreign securities at the previous period end was not used at October 31, 2016. As a result, common stocks valued at $59,011,325 were transferred from Level 2 to Level 1 within the fair value hierarchy. The Fund did not have any transfers into/out of Level 3.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the adviser to the Fund and is entitled to receive a fee at an annual rate of 0.95% of the Fund’s average daily total assets. Total assets consist of the net assets of the Fund plus borrowings or other leverage for investment purposes to the extent excluded in calculating net assets.

Funds Management has retained the services of certain subadvisers to provide daily portfolio management to the Fund. The fees for subadvisory services are borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is a subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate of 0.10% of the Fund’s average daily total assets. Crow Point Partners, LLC, which is not an affiliate of Funds Management, is also a subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate of 0.20% of the Fund’s average daily total assets.

Administration fee

Funds Management also serves as the administrator to the Fund providing the Fund with a wide range of administrative services necessary to the operation of the Fund. Funds Management is entitled to receive an annual administration fee from the Fund equal to 0.05% of the Fund’s average daily total assets.

5. CAPITAL SHARE TRANSACTIONS

The Fund has authorized an unlimited number of shares with no par value. For the year ended October 31, 2016 and the year ended October 31, 2015, the Fund did not issue any shares.

Notes to financial statements	Wells Fargo Global Dividend Opportunity Fund	19

On December 17, 2015, the Fund announced an open-market share repurchase program (the “Buyback Program”). Under the Buyback Program, the Fund may repurchase up to 10% of its outstanding shares within one year of December 17, 2015. The Fund’s Board of Trustees has delegated to Funds Management full discretion to administer the Buyback Program including the determination of the amount and timing of repurchases in accordance with the best interests of the Fund and subject to applicable legal limitations. During the year ended October 31, 2016, the Fund purchased 3,247,402 of its shares on the open market at a total cost of $19,215,622 (weighted average price per share of $5.90). The weighted average discount of these repurchased shares was 14.09%.

6. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended October 31, 2016 were $413,900,515 and $434,437,515, respectively.

The Fund may purchase or sell investment securities to other Wells Fargo funds under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which generally do not incur broker commissions, are effected at current market prices. Interfund trades are included within the respective purchases and sales amounts shown.

7. DERIVATIVE TRANSACTIONS

During the year ended October 31, 2016, the Fund entered into written options for income generating purposes.

During the year ended October 31, 2016, the Fund had written call option activities as follows:

	Number of contracts	Premiums received
Options outstanding at October 31, 2015	389	$105,077
Options written	1,391	230,270
Options expired	(1,202)	(228,935)
Options closed	(578)	(106,412)
Options exercised	0	0
Options outstanding at October 31, 2016	0	$0

As of October 31, 2016, the Fund did not have any open written options. The Fund had an average of 219 written option contracts during the year ended October 31, 2016.

The fair value, realized gains or losses and change in unrealized gains or losses, if any, on derivative instruments are reflected in the appropriate financial statements.

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended October 31, 2016 and October 31, 2015 were as follows:

	Year ended October 31
	2016	2015
Ordinary income	$28,078,795	$30,622,769
Tax basis return of capital	0	4,773,025

As of October 31, 2016, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Unrealized gains	Capital loss carryforward
$1,296,811	$1,367,149	$(371,263,642)

9. CONCENTRATION RISK

Concentration risks result from exposure to a limited number of sectors. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.

20	Wells Fargo Global Dividend Opportunity Fund	Notes to financial statements

10. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

11. REGULATORY CHANGES

In October 2016, the Securities and Exchange Commission (“SEC”) adopted new rules and forms and amended existing rules and forms (together, “final rules”) intended to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open-end mutual funds and exchange-traded funds. The final rules will enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in the Fund’s financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017 while the compliance date for the new form types is June 1, 2018 and the compliance date for the liquidity risk management program requirements is December 1, 2018. Management is currently assessing the potential impact of these enhancements and their impact on the financial statement disclosures and reporting requirements.

12. SUBSEQUENT DISTRIBUTION

On November 16, 2016, the Fund declared a distribution of $0.135 per share payable on January 3, 2017 to shareholders of record on December 14, 2016.

This distribution is not reflected in the accompanying financial statements. The final determination of the source of all distributions is subject to change and made after the Fund’s tax year-end

13. SUBSEQUENT EVENT

On November 23, 2016, the Fund announced an extension of its Buyback Program. Under the extended Buyback Program, the Fund may repurchase up to 10% of its outstanding shares during the period beginning December 17, 2016 and ending December 31, 2017.

Report of independent registered public accounting firm	Wells Fargo Global Dividend Opportunity Fund	21

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO GLOBAL DIVIDEND OPPORTUNITY FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Global Dividend Opportunity Fund (the “Fund”), as of October 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Global Dividend Opportunity Fund as of October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

December 22, 2016

22	Wells Fargo Global Dividend Opportunity Fund	Other information (unaudited)

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 18.26% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended October 31, 2016.

Pursuant to Section 854 of the Internal Revenue Code, $15,466,032 of income dividends paid during the fiscal year ended October 31, 2016 has been designated as qualified dividend income (QDI).

Pursuant to Section 853 of the Internal Revenue Code, the Fund expects to designate amounts as foreign taxes paid for the fiscal year ended October 31, 2016. Additional details will be available in the semiannual report.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargofunds.com), on a one-month delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo Global Dividend Opportunity Fund	23

BOARD OF TRUSTEES AND OFFICERS

The following table provides basic information about the Board of Trustees (the “Trustees”) and Officers of the Fund. Each of the Trustees and Officers1 listed below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 139 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust, and four closed-end funds, including the Fund (collectively the “Fund Complex”). The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. The Board of Trustees is classified into three classes of which one is elected annually. Each Trustee serves a three-year term concurrent with the class from which the Trustee is elected. Each Officer serves an indefinite term.

Independent Trustees

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer	Current other public company or investment company directorships
Class I - Non-Interested Trustees to serve until 2017 Annual Meeting of Shareholders
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2010	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation; Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2010	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2010	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Class II - Non-Interested Trustees to serve until 2018 Annual Meeting of Shareholders
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he lead a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Mr. Ebsworth is a CFA® charterholder and an Adjunct Lecturer, Finance, at Babson College.	Asset Allocation Trust
Jane A. Freeman (Born 1953)	Trustee, since 2015	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of Ruth Bancroft Garden (non-profit organization) and an inactive chartered financial analyst.	Asset Allocation Trust

24	Wells Fargo Global Dividend Opportunity Fund	Other information (unaudited)

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer	Current other public company or investment company directorships
Judith M. Johnson (Born 1949)	Trustee, since 2010; Audit Committee Chairman, since 2010	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Class III - Non-Interested Trustees to serve until 2019 Annual Meeting of Shareholders
Peter G. Gordon* (Born 1942)	Trustee, since 2010; Chairman, since 2010	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 2010	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2007	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust

*	Peter Gordon is expected to retire on December 31, 2017.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Karla M. Rabusch (Born 1959)	President, since 2010	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.
C. David Messman (Born 1960)	Secretary, since 2010; Chief Legal Officer, since 2010	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank, N.A. from 1996 to 2013.
Michael Whitaker[2] (Born 1967)	Chief Compliance Officer, since 2016	Executive Vice President of Wells Fargo Funds Management, LLC since 2016. Chief Compliance Officer of Fidelity’s Fixed Income Funds and Asset Allocation Funds from 2008 to 2016, Compliance Officer of FMR Co., Inc. from 2014 to 2016, Fidelity Investments Money Management, Inc. from 2014 to 2016, Fidelity Investments from 2007 to 2016.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2007	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 70 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 69 funds and Assistant Treasurer of 70 funds in the Fund Complex.

[2]	Michael Whitaker became Chief Compliance Officer effective May 16, 2016.

Other information (unaudited)	Wells Fargo Global Dividend Opportunity Fund	25

BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS:

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Global Dividend Opportunity Fund (the “Fund”) must determine whether to approve the continuation of the Fund’s investment advisory and sub-advisory agreements. In this regard, at an in-person meeting held on May 24-25, 2016 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Fund, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved: (i) an investment advisory agreement with Wells Fargo Funds Management, LLC (“Funds Management”), (ii) an investment sub-advisory agreement with Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management; and (iii) an investment sub-advisory agreement with Crow Point Partners, LLC (“Crow Point”). The investment advisory agreement with Funds Management and the investment sub-advisory agreements with WellsCap and Crow Point (each, a “Sub-Adviser” and together, the “Sub-Advisers”) are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Advisers and the continuation of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in April 2016, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Advisers were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2016. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Advisers about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements and determined that the compensation payable to Funds Management and the Sub-Advisers is reasonable. The Board considered the continuation of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Advisers under the Advisory Agreements. This information included, among other things, a summary of the background and experience of senior management of Funds Management, and the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Advisers to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Advisers. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended December 31, 2015. The Board considered these results in comparison to the performance of funds in a custom peer group that included funds selected by Broadridge Inc. (“Broadridge”) and additional funds that were determined by Funds Management to be similar to the Fund (the “Custom Peer Group”), and in comparison to the Fund’s benchmark index and to other comparative data. The Board received a description of the methodology used by Broadridge and Funds Management to

26	Wells Fargo Global Dividend Opportunity Fund	Other information (unaudited)

select the funds in the Custom Peer Group and discussed the limitations inherent in the use of other peer groups. The Board noted that the performance of the Fund was lower than the average performance of the Custom Peer Group for all periods under review. The Board also noted that the performance of the Fund was lower than its benchmark, the Global Dividend Opportunity Blended Index, which is a proprietary index used by the Board to help it assess the Fund’s relative performance, for all periods under review.

The Board also received and considered information regarding the Fund’s net operating expense ratio and its various components, including actual management fees, and custodian and other non-management fees. The Board considered this ratio in comparison to the median ratio of funds in an expense group that was determined by Broadridge to be similar to the Fund (the “Group”). Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the funds in the expense Group and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratio of the Fund was lower than the median net operating expense ratio of the expense Group.

The Board took into account the Fund performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment advisory and sub-advisory fee rates

The Board reviewed and considered the contractual investment advisory fee rate that is payable by the Fund to Funds Management for investment advisory services (the “Advisory Agreement Rate”), both on a stand-alone basis and on a combined basis with the Fund’s contractual administration fee rate (the “Management Rate”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to each of the Sub-Advisers for investment sub-advisory services (the “Sub-Advisory Agreement Rate”).

Among other information reviewed by the Board was a comparison of the Management Rate of the Fund with those of other funds in the expense Group at a common asset level. The Board noted that the Management Rate of the Fund was lower than the average rate for the Fund’s expense Group.

The Board also received and considered information about the portion of the total advisory fee that was retained by Funds Management after payment of the fee to the Sub-Advisers for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Advisers, and about Funds Management’s on-going oversight services. However, given the affiliation between Funds Management and WellsCap, the Board ascribed limited relevance to the allocation of the advisory fee between them. The Board also considered that the sub-advisory fees paid to Crow Point had been negotiated by Funds Management on an arm’s-length basis.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the Advisory Agreement Rate and each Sub-Advisory Agreement Rate was reasonable, in light of the services covered by the Advisory Agreements.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Fund and the fund family as a whole. The Board also received and considered information concerning the profitability of WellsCap from providing services to the fund family as a whole, noting that WellsCap’s profitability information with respect to providing services to the Fund was subsumed in the Wells Fargo and Funds Management profitability analysis. The Board did not consider profitability with respect to Crow Point, as the sub-advisory fees paid to Crow Point had been negotiated by Funds Management on an arm’s-length basis.

Funds Management reported on the methodologies and estimates used in calculating profitability. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management or Wells Fargo from its services to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

The Board considered the extent to which there may be sharing with the Fund of potential economies of scale in the provision of advisory services to the Fund. The Board noted that, as is typical of closed-end funds, there are no breakpoints in the Management Rate. Although the Fund would not share in any potential economies of scale through contractual

Other information (unaudited)	Wells Fargo Global Dividend Opportunity Fund	27

breakpoints, the Board noted that fee waiver and expense reimbursement arrangements and competitive fee rates at the outset are means of sharing potential economies of scale with shareholders of the Fund and the fund family as a whole. The Board concluded that the Fund’s fee waiver and expense arrangements constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders. The Board also noted that it would have opportunities to revisit the Management Rate as part of future contract reviews.

Other benefits to Funds Management and the Sub-Advisers

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including WellsCap, and Crow Point as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Advisers’ business as a result of their relationships with the Fund. The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Advisers and commissions earned by affiliated brokers from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including WellsCap, or Crow Point were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for an additional one-year period and determined that the compensation payable to Funds Management and the Sub-Advisers is reasonable.

28	Wells Fargo Global Dividend Opportunity Fund	Automatic dividend reinvestment plan

AUTOMATIC DIVIDEND REINVESTMENT PLAN

All common shareholders are eligible to participate in the Automatic Dividend Reinvestment Plan (“the Plan”). Pursuant to the Plan, unless a common shareholder is ineligible or elects otherwise, all cash dividends and capital gains distributions are automatically reinvested by Computershare Trust Company, N.A., as agent for shareholders in administering the Plan (“Plan Agent”), in additional common shares of the Fund. Whenever the Fund declares an ordinary income dividend or a capital gain dividend (collectively referred to as “dividends”) payable either in shares or in cash, nonparticipants in the Plan will receive cash, and participants in the Plan will receive the equivalent in common shares. The shares are acquired by the Plan Agent for the participant’s account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“newly issued common shares”) or (ii) by purchase of outstanding common shares on the open-market (open-market purchases) on the NYSE Amex or elsewhere. If, on the payment date for any dividend or distribution, the net asset value per share of the common shares is equal to or less than the market price per common share plus estimated brokerage commissions (“market premium”), the Plan Agent will invest the amount of such dividend or distribution in newly issued shares on behalf of the participant. The number of newly issued common shares to be credited to the participant’s account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If on the dividend payment date the net asset value per share is greater than the market value (“market discount”), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends. The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. All correspondence concerning the Plan should be directed to the Plan Agent at P.O. Box 30170, College Station, Texas 77842-3170 or by calling 1-800-730-6001.

List of abbreviations	Wells Fargo Global Dividend Opportunity Fund	29

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Colombian peso
CLP	— Chilean peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIFER	— Long Inverse Floating Exempt Receipts
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SDR	— Swedish depositary receipt
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
SPEAR	— Short Puttable Exempt Adjustable Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

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Transfer Agent, Registrar, Shareholder Servicing

Agent & Dividend Disbursing Agent

Computershare Trust Company, N.A.

P.O. Box 30170

College Station, TX 77842-3170

1-800-730-6001

Website: wellsfargofunds.com

Wells Fargo Funds Management, LLC, is a subsidiary of Wells Fargo & Company and is an affiliate of Wells Fargo & Company’s broker/dealer subsidiaries. Certain material contained in this report may be considered marketing material and has been reviewed by Wells Fargo Funds Distributor, LLC, Member FINRA, an affiliate of Wells Fargo & Company. Neither Wells Fargo Funds Management nor Wells Fargo Funds Distributor has Fund customer accounts/assets, and neither provides investment advice/recommendations or acts as an investment advice fiduciary to any investor.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2016 Wells Fargo Funds Management, LLC. All rights reserved.

247346 12-16 AGDO/AR142 10-16

ITEM 2. CODE OF ETHICS

(a) As of the end of the period covered by the report, Wells Fargo Global Dividend Opportunity Fund has adopted a code of ethics that applies to its President and Treasurer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

(c) During the period covered by this report, there were no amendments to the provisions of the code of ethics adopted in Item 2(a) above.

(d) During the period covered by this report, there were no implicit or explicit waivers to the provisions of the code of ethics adopted in Item 2(a) above.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Trustees of Wells Fargo Global Dividend Opportunity Fund has determined that Judith Johnson is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mrs. Johnson is independent for purposes of Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a), (b), (c), (d) The following table presents aggregate fees billed in each of the last two fiscal years for services rendered to the Registrant by the Registrant’s principal accountant. These fees were billed to the registrant and were approved by the Registrant’s audit committee.

	Fiscal year ended October 31, 2016	Fiscal year ended October 31, 2015
Audit fees	$46,954	$45,830
Audit-related fees	—	—
Tax fees (1)	4,820	4,530
All other fees	—	—

	$51,774	$50,360

(1)	Tax fees consist of fees for tax compliance, tax advice, tax planning and excise tax.

(e) The Chairman of the Audit Committees is authorized to pre-approve: (1) audit services for the Wells Fargo Global Dividend Opportunity Fund; (2) non-audit tax or compliance consulting or training services provided to the Wells Fargo Global Dividend Opportunity Fund by the independent auditors (“Auditors”) if the fees for any particular engagement are not anticipated to exceed $50,000; and (3) non-audit tax or compliance consulting or training services provided by the Auditors to Wells Fargo Global Dividend Opportunity Fund’s investment adviser and its controlling entities (where pre-approval is required because the engagement relates directly to the operations and financial reporting of the Wells Fargo Global Dividend Opportunity Fund) if the fee to the Auditors for any particular engagement is not anticipated to exceed $50,000. For any such pre-approval sought from the Chairman, Management shall prepare a brief description of the proposed services. If the Chairman approves of such service, he or she shall sign the statement prepared by Management. Such written statement shall be presented to the full Committees at their next regularly scheduled meetings.

(f) Not applicable

(g) Not applicable

(h) Not applicable

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

The entire Board of Trustees is acting as the registrant’s audit committee. The following comprise the audit committee: William Ebsworth, Jane Freeman, Peter Gordon, Isaiah Harris, Jr., Judith Johnson, David Larcker, Olivia Mitchell, Timothy Penny and Michael Scofield.

ITEM 6. INVESTMENTS

A Portfolio of Investments for Wells Fargo Global Dividend Opportunity Fund is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

WELLS FARGO FUNDS TRUST

WELLS FARGO MASTER TRUST

WELLS FARGO VARIABLE TRUST

ASSET ALLOCATION TRUST

WELLS FARGO GLOBAL DIVIDEND OPPORTUNITY FUND

WELLS FARGO INCOME OPPORTUNITIES FUND

WELLS FARGO MULTI-SECTOR INCOME FUND

WELLS FARGO UTILITIES & HIGH INCOME FUND

WELLS FARGO FUNDS MANAGEMENT, LLC

PROXY VOTING POLICIES AND PROCEDURES

REVISED AS OF JANUARY 26, 2016

Scope of Policies and Procedures. These Policies and Procedures (“Procedures”) are used to determine how to vote proxies relating to portfolio securities held by the series of Wells Fargo Funds Trust, Wells Fargo Master Trust, Wells Fargo Variable Trust, Asset Allocation Trust, Wells Fargo Advantage Global Dividend Opportunity Fund, Wells Fargo Advantage Income Opportunities Fund, Wells Fargo Advantage Multi-Sector Income Fund, and Wells Fargo Advantage Utilities & High Income Fund (the “Trusts”) except for those series that exclusively hold non-voting securities (hereafter, all such series, and all such Trusts not having separate series, holding voting securities are referred to as the “Funds”).

Voting Philosophy. The Funds and Wells Fargo Funds Management, LLC (“Funds Management”) have adopted these Procedures to ensure that proxies are voted in the best interests of Fund shareholders, without regard to any relationship that any affiliated person of the Fund (or an affiliated person of such affiliated person) may have with the issuer. Funds Management exercises its voting responsibility, as a fiduciary, with the goal of maximizing value to shareholders consistent with governing laws and the investment policies of each Fund. While securities are not purchased to exercise control or to seek to effect corporate change through share ownership, the Funds support sound corporate governance practices within companies in which they invest.

Board of Trustees. The Board of Trustees of each Trust (the “Board”) has delegated the responsibility for voting proxies relating to the Funds’ portfolio securities to Funds Management. The Board retains the authority to make or ratify any voting decisions or approve any changes to these Procedures as the Board deems appropriate. Funds Management will provide reports to the Board regarding voting matters when and as reasonably requested by the Board. The Board shall review these Procedures as often as it deems appropriate to consider whether any revisions are warranted. On an annual basis, the Board shall receive and review a report from Funds Management on the proxy voting process.

Proxy Committee. The Funds Management Proxy Voting Committee (the “Proxy Committee”) shall be responsible for overseeing the proxy voting process to ensure its implementation in conformance with these Procedures. The Proxy Committee shall coordinate with Funds Management Risk and Compliance to monitor Institutional Shareholder Services (“ISS”), the proxy voting agent for Funds Management, to determine that ISS is accurately applying the Procedures as set forth herein. The Proxy Committee shall review the continuing appropriateness of the Procedures set forth herein, recommend revisions to the Board as necessary and provide an annual update to the Board on proxy voting activity.

Meetings. The Proxy Committee shall convene as needed and when discretionary voting determinations need to be considered, and shall have the authority to act by vote of a majority of the Proxy Committee members available at that time. The Proxy Committee shall also meet at least annually to review the Procedures and shall coordinate with Funds Management Risk and Compliance to review the performance of ISS in exercising its proxy voting responsibilities.

Voting Discretion. In all cases, the Proxy Committee will exercise its voting discretion in accordance with the voting philosophy of the Funds. In cases where a proxy item is forwarded by ISS to the Proxy Committee, the Proxy Committee may be assisted in its voting decision through receipt of: (i) independent research and voting recommendations provided by ISS or other independent sources; (ii) input from the investment sub-adviser responsible for purchasing the security; and (iii) information provided by company management and shareholder groups.

Membership. The voting members of the Proxy Committee shall be Tom Biwer, Travis Keshemberg, Erik Sens, Aldo Ceccarelli and Melissa Duller. Changes to the membership of the Proxy Committee will be made only with Board approval. Upon departure from Funds Management, a member’s position on the Proxy Committee will automatically terminate.

Voting Policy. Proxies generally shall be voted in accordance with the recommendations of proxy advisor ISS. However, the following proxy items shall be referred to the Proxy Committee for case-by-case review and vote determination:

1.	Proxy items for meetings deemed of “high importance” where ISS opposes management recommendations

2.	Mutual fund proxies

The term “high importance” is defined as those items designated Proxy Level 6, 5, or 4 by ISS, which include proxy contests, mergers, capitalization proposals and anti-takeover defenses. (Further detail appears in Appendix A.)

The Proxy Committee may consult Fund sub-advisers on specific proxy voting issues as it deems appropriate or if a sub-adviser makes a recommendation regarding a proxy voting issue. As a general matter, however, proxies are voted consistently on the same matter when securities of an issuer are held by multiple Funds.

Voting decisions made by the Proxy Committee will be reported to ISS to ensure that the vote is registered in a timely manner and included in Form N-PX reporting.

Practical Limitations to Proxy Voting. While Funds Management uses its best efforts to vote proxies, in certain circumstances it may be impractical or impossible for Funds Management to vote proxies (e.g., limited value or unjustifiable costs). For example, in accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting (“share blocking”). Due to these restrictions, Funds Management must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. As a result, Funds Management will generally not vote those proxies in the absence of an unusual, significant vote or compelling economic importance. Additionally, Funds Management may not be able to vote proxies for certain foreign securities if Funds Management does not receive the proxy statement in time to vote the proxies due to custodial processing delays.

Securities on Loan. As a general matter, securities on loan will not be recalled to facilitate proxy voting (in which case the borrower of the security shall be entitled to vote the proxy). However, if the Proxy Committee is aware of an item in time to recall the security and has determined in good faith that the importance of the matter to be voted upon outweighs the loss in lending revenue that would result from recalling the security (i.e., if there is a controversial upcoming merger or acquisition, or some other significant matter), the security will be recalled for voting.

Conflicts of Interest. Funds Management may have a conflict of interest regarding a proxy to be voted upon if, for example, Funds Management or its affiliates have other relationships with the issuer of the proxy. In most instances, conflicts of interest are avoided through a strict and objective application of the voting guidelines attached hereto. However, when the Proxy Committee is aware of a material conflict of interest regarding a matter that would otherwise require a vote by the Proxy Committee, the Proxy Committee shall address the material conflict by using any of the following methods:

1.	instructing ISS to vote in accordance with the recommendation ISS makes to its clients;

2.	disclosing the conflict to the Board and obtaining their consent before voting;

3.	submitting the matter to the Board to exercise its authority to vote on such matter;

4.	engaging an independent fiduciary who will direct the Proxy Committee on voting instructions for the proxy;

5.	consulting with outside legal counsel for guidance on resolution of the conflict of interest;

6.	erecting information barriers around the person or persons making voting decisions;

7.	voting in proportion to other shareholders (“mirror voting”); or

8.	voting in other ways that are consistent with each Fund’s obligation to vote in the best interests of its shareholders.

The Proxy Committee will not permit its votes to be influenced by any conflict of interest that exists for any other affiliated person of the Fund (such as a sub-adviser or principal underwriter) or any affiliated persons of such affiliated persons and the Proxy Committee will vote all such matters without regard to the conflict.

Funds Management may also have a conflict of interest regarding a proxy to be voted on if a member of the Board has an affiliation, directly or indirectly, with a public or private company (an “Identified Company”). Identified Companies include a Board member’s employer, as well as any company of which the Board member is a director or officer or a 5% or more shareholder. The Proxy Committee shall address such a conflict by instructing ISS to vote in accordance with the recommendation ISS makes to its clients.

Disclosure of Policies and Procedures. Each Fund shall disclose in its statement of additional information a description of the policies and procedures it uses to determine how to vote proxies relating to securities held in its portfolio. In addition, each Fund shall disclose in its semi- and annual reports that a description of its proxy voting policies and procedures is available without charge, upon request, by calling 1-800-222-8222, on the Fund’s web site at www.wellsfargo.com/advantagefunds and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Disclosure of Proxy Voting Record. Each Trust shall file with the Commission an annual report on Form N-PX not later than August 31 of each year (beginning August 31, 2004), containing the Trust’s proxy voting record for the most recent twelve-month period ended June 30.

Each Fund shall disclose in its statement of additional information and semi- and annual reports that information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds’ web site at www.wellsfargo.com/advantagefunds or by accessing the Commission’s web site at www.sec.gov.

Each Fund shall disclose the following information on Form N-PX for each matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and with respect to which the Fund was entitled to vote:

1.	The name of the issuer of the portfolio security;

2.	The exchange ticker symbol of the portfolio security;

3.	The Council of Uniform Securities Identification Procedures (“CUSIP”) number for the portfolio security (unless the CUSIP is not available through reasonably practicable means, in which case it will be omitted);

4.	The shareholder meeting date;

5.	A brief identification of the matter voted on;

6.	Whether the matter was proposed by the issuer or by a security holder;

7.	Whether the Fund cast its vote on the matter;

8.	How the Fund cast its vote (e.g. for or against a proposal, or abstain; for or withhold regarding election of directors); and

9.	Whether the Fund cast its vote for or against management.

Form N-PX shall be made available to Fund shareholders through the SEC web site.

APPENDIX A

TO

PROXY VOTING POLICIES AND PROCEDURES

DEFINITION OF PROXY LEVELS

Proxy Level	Meetings with . . .	Examples of Proposals
6	Proxy Contests	Elect Directors (management slate) Elect Directors (opposition slate)

5	Significant Transactions	Mergers, acquisitions, reorgs, restructurings, spinoffs Issue shares in connection with acquisitions Sale/purchase of company assets Adjourn meeting to solicit additional votes

4	Capitalization Proposals & Antitakeover Defenses	Increase authorized shares New classes of stock Share repurchase programs Anti-takeover provisions (poison pills, NOL pills)

3	Compensation Proposals	Stock compensation & executive bonus plans Say on golden parachutes Say on pay/frequency ESOPs Stock option repricing

2	Shareholder Proposals	Require independent chair Classify/declassify board Proxy Access Majority vote standard Supermajority vote requirements Cumulative voting Right to call special meetings Right to act by written consent

1	Uncontested Director Elections and Routine Items	Elect directors Ratify auditors

APPENDIX B

TO

PROXY VOTING POLICIES AND PROCEDURES

Members of Funds Management Proxy Voting Committee

Thomas C. Biwer, CFA

Mr. Biwer has over 40 years of experience in finance and investments. He has served as an investment analyst, portfolio strategist, and corporate pension officer. He received B.S. and M.B.A. degrees from the University of Illinois and has earned the right to use the CFA designation.

Erik J. Sens, CFA

Mr. Sens has over 25 years of investment industry experience. He has served as an investment analyst and portfolio manager. He received undergraduate degrees in Finance and Philosophy from the University of San Francisco and has earned the right to use the CFA designation.

Travis L. Keshemberg, CFA

Mr. Keshemberg has over 20 years of experience in the investment industry. He has served as a overlay portfolio manager and investment consultant. He holds a Masters Degree from the University of Wisconsin – Milwaukee and Bachelors degree from Marquette University. He has earned the right to use the CFA, CIPM and CIMA designations.

Aldo Ceccarelli, CFA

Mr. Ceccarelli has over 14 years of investment industry experience. He has served as a fixed income analyst and head of the Funds Management investments team. He earned his bachelor’s degree in business administration with an emphasis in economics from Santa Clara University and has earned the right to use the CFA designation.

Melissa Duller, CIMA

Ms. Duller has over 16 years of experience in the investment industry. She has served as an investment analyst and as a regional investment manager for high net worth individuals, personal trusts, and charitable foundations. She has earned the right to use the CIMA designation.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Timothy O’Brien

Mr. O’Brien is a managing partner at Crow Point Partners LLC. Prior to founding Crow Point in 2006, he was a managing director and senior portfolio manager with the Value Equity team of Evergreen Investments’ Equity Management group. Mr. O’Brien has been in the investment management industry since 1983.

Kandarp Acharya, CFA, FRM

Mr. Acharya is a senior portfolio manager on the Wells Capital Management Solutions team. He joined WellsCap in 2013 from Wells Fargo’s Wealth Management Group (WMG) where he led their Advanced Analytics and Quantitative Research Group. At WMG, he led the development of RiskOptics, a patent-pending multi-asset risk model, as well as the development and implementation of quantitative tactical allocation models as a member of their Asset Allocation Committee. Earlier in his career, Kandarp served in various capacities at Strong Capital Management, including fixed income research, risk management, and overlay portfolio management. He earned his bachelor’s degree in electronics engineering from the Maharaja Sayajirao University in India, master’s degree in electrical and computer engineering from Marquette University, and a master’s in business administration from the University of Chicago. Kandarp has earned the right to use the CFA and FRM designations.

Christian Chan, CFA

Mr. Chan is the head of the Customized Investment Solutions team at Wells Capital Management. In this capacity, he develops and manages multi-asset investment solutions for institutional clients. Christian joined Wells Capital Management in 2013 from Wells Fargo Funds Management where he served as the head of investments since 2002. Prior to this, he worked as director of investments at Power Advisors, LLC and as a senior analyst with Asset Strategy Consulting. Christian has been in the investment industry since 1997. He earned his bachelor’s degree in American studies from the University of California, Los Angeles. He has earned the right to use the CFA designation.

OTHER FUNDS AND ACCOUNTS MANAGED

The following table provides information about the registered investment companies and other pooled investment vehicles and accounts managed by the portfolio manager of the Fund as of the Fund’s most recent year ended October 31, 2016.

Timothy O’Brien

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	2	0	0
Total assets of above accounts (millions)	$5,132.48	$85	$0.0

performance based fee accounts:

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	0	0	0
Total assets of above accounts (millions)	$0.0	$0.0	$0.0

Kandarp Acharya

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	21	1	15
Total assets of above accounts (millions)	$4,983.87	$89	$928

performance based fee accounts:

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	0	0	0
Total assets of above accounts (millions)	$0.0	$0.0	$0.0

Christian Chan

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	21	1	15
Total assets of above accounts (millions)	$4,983.87	$89	$928

performance based fee accounts:

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	0	0	0
Total assets of above accounts (millions)	$0.0	$0.0	$0.0

MATERIAL CONFLICTS OF INTEREST

The Portfolio Managers face inherent conflicts of interest in their day-to-day management of the Funds and other accounts because the Funds may have different investment objectives, strategies and risk profiles than the other accounts managed by the Portfolio Managers. For instance, to the extent that the Portfolio Managers manage accounts with different investment strategies than the Funds, they may from time to time be inclined to purchase securities, including initial public offerings, for one account but not for a Fund. Additionally, some of the accounts managed by the Portfolio Managers may have different fee structures, including performance fees, which are or have the potential to be higher or lower, in some cases significantly higher or lower, than the fees paid by the Funds. The differences in fee structures may provide an incentive to the Portfolio Managers to allocate more favorable trades to the higher-paying accounts.

To minimize the effects of these inherent conflicts of interest, the Sub-Advisers have adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that they believe address the potential conflicts associated with managing portfolios for multiple clients and ensure that all clients are treated fairly and equitably. Additionally, some of the Sub-Advisers minimize inherent conflicts of interest by assigning the Portfolio Managers to accounts having similar objectives. Accordingly, security block purchases are allocated to all accounts with similar objectives in proportionate weightings. Furthermore, the Sub-Advisers have adopted a Code of Ethics under Rule 17j-1 of the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940 (the “Advisers Act”) to address potential conflicts associated with managing the Funds and any personal accounts the Portfolio Managers may maintain.

Crow Point.

Crow Point manages other investment vehicles, including some that may have investment objectives and strategies similar to the Fund’s. The management of multiple funds and other accounts may require the portfolio manager to devote less than all of his or her time to the Fund, particularly if the other funds and accounts have different objectives, benchmarks and time horizons. The portfolio manager may also be required to allocate his or her investment ideas across multiple funds and accounts. In addition, if a portfolio manager identifies a limited investment opportunity, such as an initial public offering, that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to, for example, an allocation of that investment across all eligible funds and accounts. Further, security purchase and sale orders for multiple accounts often are aggregated for purpose of execution. Although such aggregation generally benefits clients, it may cause the price or brokerage costs to be less favorable to a particular client than if similar transactions were not being executed concurrently for other accounts. It may also happen that the Fund’s advisor or subadvisor will determine that it would be in the best interest, and consistent with the investment policies, of another account to sell a security (including by means of a short sale) that the Fund holds long, potentially resulting in a decrease in the market value of the security held by the Fund.

The structure of a portfolio manager’s or an investment advisor’s compensation may create an incentive for the portfolio manager or investment advisor to favor accounts whose performance has a greater impact on such compensation. The portfolio manager may, for example, have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor such accounts. Similarly, if a portfolio manager holds a larger personal investment in one fund than he or she does in another, the portfolio manager may have an incentive to favor the fund in which he or she holds a larger stake.

In general, Crow Point has policies and procedures that attempt to address the various potential conflicts of interest described above. However, there is no guarantee that such procedures will detect or address each and every situation where a conflict arises.

All employees of Crow Point are bound by the company’s Code of Ethics and compliance policies and procedures. Crow Point’s chief compliance officer monitors and reviews compliance regularly. Crow Point’s Code of Ethics and compliance procedures have been reviewed and accepted by Wells Fargo Funds Management. In addition, side-by-side trading rules have been agreed between Wells Fargo Funds Management and Crow Point as part of existing sub-advisory arrangements which are intended to ensure that shareholders of the sub-advised Wells Fargo funds are treated equitably by Crow Point with respect to investments, trading and allocations.

Wells Capital Management

Wells Capital Management’s Portfolio Managers often provide investment management for separate accounts advised in the same or similar investment style as that provided to mutual funds. While management of multiple accounts could potentially lead to conflicts of interest over various issues such as trade allocation, fee disparities and research acquisition, Wells Capital Management has implemented policies and procedures for the express purpose of ensuring that clients are treated fairly and that potential conflicts of interest are minimized.

COMPENSATION

The Portfolio Managers were compensated by their employing sub-adviser from the fees the Adviser paid the Sub-Adviser using the following compensation structure:

Crow Point.

Portfolio managers at Crow Point are paid a fixed salary and participate in the profits of the firm in proportion to their equity ownership in the firm.

Wells Capital Management.

The compensation structure for Wells Capital Management’s Portfolio Managers includes a competitive fixed base salary plus variable incentives (Wells Capital Management utilizes investment management compensation surveys as confirmation). Incentive bonuses are typically tied to pretax relative investment performance of all accounts under his or her management within acceptable risk parameters. Relative investment performance is generally evaluated for 1, 3, and 5 year performance results, with a predominant weighting on the 3- and 5- year time periods, versus the relevant benchmarks and/or peer groups consistent with the investment style. This evaluation takes into account relative performance of the accounts to each account’s individual benchmark and/or the relative composite performance of all accounts to one or more relevant benchmarks consistent with the overall investment style. In the case of each Fund, the benchmark(s) against which the performance of the Fund’s portfolio may be compared for these purposes generally are indicated in the Performance” sections of the Prospectuses.

BENEFICIAL OWNERSHIP OF THE FUND

The following table shows for each Portfolio Manager the dollar value of the Fund beneficially owned by the Portfolio Manager as of October 31, 2016:

Timothy O’Brien	$10,000-$50,000
Kandarp Acharya	none
Christian Chan	none

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

	(a)	(b)	(c)	(d)

Period	Total Number of Shares Purchased	Average Price Paid per Share	Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs
11/1/2015 to 11/30/2015	0	0	0	0
12/1/2015 to 12/31/2015	0	0	0	4,916,082.50
1/1/2016 to 1/31/2016	0	0	0	4,916,082.50
2/1/2016 to 2/29/2016	397,105	5.625	397,105	4,518,977.50
3/1/2016 to 3/31/2016	269,172	5.8225	269,172	4,249,805.50
4/1/2016 to 4/30/2016	266,743	6.0174	266,743	3,983,062.50
5/1/2016 to 5/31/2016	548,501	6.002	548,501	3,434,561.50
6/1/2016 to 6/30/2016	337,582	6.0005	337,582	3,096,979.50
7/1/2016 to 7/31/2016	548,835	6.0751	548,835	2,548,144.50
8/1/2016 to 8/31/2016	425,586	6.0455	425,586	2,122,558.50
9/1/2016 to 9/30/2016	240,946	5.7967	240,946	1,881,612.50
10/1/2016 to 10/31/2016	212,932	5.5793	212,932	1,668,680.50
Total	3,247,402	5.9172	3,247,402	1,668,680.50

On December 17, 2015, the Fund announced an open-market share repurchase program (the “Buyback Program”). Under the Buyback Program, the Fund may repurchase up to 10% of its outstanding shares within one year of December 17, 2015.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees that have been implemented since the registrant’s last provided disclosure in response to the requirements of this Item.

ITEM 11. CONTROLS AND PROCEDURES

(a) The President and Treasurer have concluded that Wells Fargo Global Dividend Opportunity Fund (the “Fund”) disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the Fund is made known to them by the appropriate persons based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no significant changes in the Fund’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as Exhibit COE.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is filed and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Wells Fargo Global Dividend Opportunity Fund

By:

/s/ Karla M. Rabusch

Karla M. Rabusch
President

Date:	December 22, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

Wells Fargo Global Dividend Opportunity Fund

By:

/s/ Karla M. Rabusch

Karla M. Rabusch
President

Date:	December 22, 2016

By:
/s/ Nancy Wiser

Nancy Wiser
Treasurer

Date:	December 22, 2016